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                                                                   EXHIBIT 10.19

                                First Amendment

                                      to

                              Purchase Agreement

                                dated June 1988

                       between Massachusetts Technology

                            Development Corporation

                                      and

                             Millitech Corporation

     This document (the "Amendment") dated December 28, 1988 is entered into between Massachusetts Technology Development Corporation ("MTDC") and Millitech Corporation (the "Company"). It amends the above-captioned Purchase Agreement (the "Original Purchase Agreement", as amended, the "Agreement").

     1. Section 1 of the Original Purchase Agreement is amended by adding a new section 1.3 as follows:

     1.3  Additional Investment.

          (a) On the date hereof MTDC is loaning the company the sum of $100,000 (the "New Loan"). The New Loan and the Loan are sometimes referred to collectively as the "Loans". The New Loan is evidenced by a Demand Subordinated Promissory Note (in the form attached hereto as Exhibit A (the "New Note"). The New Notes and the Note are sometimes collectively referred to as the "Notes".

          (b) On the date hereof the Company is issuing to MTDC a stock purchase warrant (the "New Warrant") to subscribe for and purchase 8000 shares of the Company's 8% Convertible Preferred Stock. As used in the Original Purchase Agreement, the term "Warrant" shall include New Warrant.

     2. The Company reaffirms as of the date hereof the Representations and Warranties set forth in Section 4 of the Original Purchase Agreement with the modifications set forth on Exhibit B attached hereto.
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     3.   MTDC reaffirms as of the date hereof the Representations and
          Warranties set forth in Section 5 of the Original Purchase Agreement.

     4. Section 7.23 of the Original Purchase Agreement is amended so as to substitute the word "Notes" for the word "Note" wherever appearing.

     5. Section 7.24 of the Original Purchase Agreement is amended by substituting the word "Warrants" for "Warrant" wherever appearing.

     6. Sections 8.12, 10, and 12 of the Original Purchase Agreement are amended by substituting the word "Notes" for the word "Notes" wherever appearing.

     IN WITNESS WHEREOF, the Company and MTDC have caused this amendment to be executed as an instrument under seal by their proper officers duly authorized the 28/th/ day of December, 1988.

                                          MILLITECH CORPORATION



                                       By: /s/ Erik H. van der Kaay
                                           --------------------------------
                                       Title: Erik H. van der Kaay, President



(Corporate Seal)


Attest:/s/ David L. Lougee
       -------------------
       Clerk
                                       MASSACHUSETTS TECHNOLOGY
                                       DEVELOPMENT CORPORATION



                                       By: /s/ John T. Hodgman
                                          --------------------
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            THE FOLLOWING IS A SUMMARY OF THE INFORMATION PROVIDED
  IN THE EXHIBITS OF THE FIRST AMENDMENT TO THE PURCHASE AGREEMENT.
              FURTHER INFORMATION WILL BE FURNISHED UPON REQUEST.


                                   Exhibit B
                                   ---------

                                 Schedule 4.2
                                 ------------

          A list of the holders of the Company's common stock and preferred stock. In addition, a list of outstanding rights, options, warrants or agreements concerning the Company's capital stock. These lists are outdated.


                                 Schedule 4.3
                                 ------------

          A list of subsidiaries of the Company. The only subsidiary identified is MilliTech International Sales Corporation, which is inactive.


                                 Schedule 4.4
                                 ------------

          A statement that the Company furnished MTDC with its 1988 Unaudited Financial Statements and its 1989 projections.


                                 Schedule 4.6
                                 ------------

          A list of liens held against the Company as of the date of the Amendment.


                                 Schedule 4.7
                                 ------------

          A list of the Company's patents and trademarks as of the date of the Amendment.


                                 Schedule 4.11
                                 -------------

          A list of the Company's material contracts and loans as of the date of the Amendment.


                                 Schedule 4.12
                                 -------------

          A list of the Company's transactions with Affiliates as of the date of the Amendment.